Exhibit 99.1

Power Integrations Reports Fourth-Quarter Financial Results

Net revenues were $86.6 million; non-GAAP earnings were $0.59/diluted share; GAAP earnings were $0.48/diluted share

SAN JOSE, Calif.--(BUSINESS WIRE)--February 4, 2015--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter and year ended December 31, 2014. Net revenues for the fourth quarter were $86.6 million, down four percent from both the prior quarter and the fourth quarter of 2013. GAAP gross margin for the fourth quarter was 52.9 percent; operating margin was 13.7 percent. Net income for the quarter was $14.4 million or $0.48 per diluted share, compared with $0.52 per diluted share in both the prior quarter and the fourth quarter of 2013.

In addition to its GAAP results, the company provided non-GAAP financial measures that exclude stock-based compensation expenses, acquisition-related expenses, a 2013 gain on assets held for sale, the related tax effects of these items, and a benefit stemming from the completion of a tax audit in the second quarter of 2014. Non-GAAP gross margin for the fourth quarter was 53.9 percent; operating margin was 20.3 percent. Non-GAAP net income for the quarter was $17.8 million or $0.59 per diluted share, compared with $0.65 per diluted share in the prior quarter and $0.66 per diluted share in the fourth quarter of 2013.

For the full year 2014, the company reported net revenues of $348.8 million, a slight increase compared with $347.1 million in 2013. GAAP net income for the year was $1.93 per diluted share compared with $1.88 per diluted share in 2013. Non-GAAP net income for the year was $2.40 per diluted share compared with $2.46 per diluted share in 2013.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “While disappointed with our 2014 results overall, we closed out the year with a solid quarter and now look forward to renewed growth in 2015. We are embarking on a promising new product cycle led by the revolutionary InnoSwitch™ family, which brings an unprecedented level of integration to a wide range of AC-DC applications. At the same time, secular trends such as energy efficiency, renewable energy and faster charging of mobile devices continue to drive adoption of our highly integrated power-conversion products across the appliance, electronics, industrial and lighting markets.”

Additional Highlights

  Power Integrations repurchased approximately 728,000 shares of its common stock during the fourth quarter for $35.5 million. As of December 31, 2014, the company had $23.7 million remaining on its repurchase authorization.
  The company paid a dividend of $0.12 per share on December 31, 2014. The company’s board has declared dividends of $0.12 per share for each quarter of 2015, the first of which will be paid on March 31, 2015, to stockholders of record as of February 27.
  Power Integrations had $175.3 million in cash and investments at quarter-end, a decrease of $38.6 million during the quarter.
  In January 2015 Power Integrations acquired Cambridge Semiconductor, a UK-based supplier of controller chips for low-power AC-DC power supplies.
  Power Integrations received nine U.S. patents during the fourth quarter of 2014 and had 677 U.S. patents at year-end.

Financial Outlook

The company issued the following forecast for the first quarter of 2015:

  First-quarter revenues are expected to be between $82 million and $88 million.
  Non-GAAP gross margin is expected to be between 53 percent and 53.5 percent. (Excludes approximately $0.3 million of stock-based compensation, $1 million of amortization of acquisition-related intangibles and $0.3 million for amortization of the write-up of acquired inventory.) GAAP gross margin is expected to be between 51 percent and 51.5 percent.
  Non-GAAP operating expenses are expected to be approximately $31 million. (Excludes approximately $4.2 million of stock-based compensation, $0.8 million of amortization of acquisition-related intangibles and $1 million of other acquisition-related expenses.) GAAP operating expenses are expected to be approximately $37 million.

Conference Call Today at 1:45 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:45 p.m. PT. Members of the investment community can join the call by dialing 1-647-788-4901. The call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power-conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under Accounting Standard Codification 718-10, amortization of acquisition-related intangible assets, acquisition-related transaction expenses, a 2013 gain related to asset sales, the tax effects of these items, and a tax benefit recognized in the second quarter of 2014. The company uses these non-GAAP measures in its own financial and operational decision-making processes and, with respect to one measure, in setting performance targets for employee-compensation purposes. Further, the company believes that these non-GAAP measures offer an important analytical tool to help investors understand the company’s core operating results and trends, and to facilitate comparability with the operating results of other companies that provide similar non-GAAP measures. These non-GAAP measures have certain limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures.

Note Regarding Forward-Looking Statements

The statements in this press release regarding the company’s forecast for its first-quarter financial performance and its prospects for growth in 2015 are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company to decrease its selling prices for its products; the outcome and cost of patent litigation, which may affect sales of the company’s products or could result in higher expenses and charges than currently expected; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (SEC) on November 3, 2014. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations, InnoSwitch and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
NET REVENUES	$86,595	$90,144	$90,412	$348,797	$347,089

COST OF REVENUES	40,790	41,092	42,021	159,227	163,853

GROSS PROFIT	45,805	49,052	48,391	189,570	183,236

OPERATING EXPENSES:
Research and development	13,667	13,458	12,909	54,981	51,654
Sales and marketing	11,262	10,935	10,951	44,606	40,943
General and administrative	7,574	7,155	8,266	30,188	32,050
Amortization of acquisition-related intangible assets	628	629	1,158	3,190	4,523
Acquisition expenses	809	-	-	809	-
Total operating expenses	33,940	32,177	33,284	133,774	129,170

INCOME FROM OPERATIONS	11,865	16,875	15,107	55,796	54,066

Gain on sale of assets held for sale	-	-	-	-	497
Other income, net	182	381	497	1,018	864

INCOME BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	12,047	17,256	15,604	56,814	55,427

PROVISION (BENEFIT) FOR INCOME TAXES	(2,307)	1,145	(433)	(2,730)	(1,839)

NET INCOME	$14,354	$16,111	$16,037	$59,544	$57,266

EARNINGS PER SHARE:
Basic	$0.49	$0.54	$0.54	$1.99	$1.95
Diluted	$0.48	$0.52	$0.52	$1.93	$1.88

SHARES USED IN PER-SHARE CALCULATION:
Basic	29,350	30,013	29,974	29,976	29,421
Diluted	30,051	30,757	30,924	30,829	30,420

SUPPLEMENTAL INFORMATION:

Stock-based compensation expenses included in:
Cost of revenues	$231	$131	$250	$879	$1,074
Research and development	1,262	971	1,515	4,784	5,746
Sales and marketing	962	779	1,054	3,540	3,642
General and administrative	1,157	699	1,511	5,079	6,023
Total stock-based compensation expense	$3,612	$2,580	$4,330	$14,282	$16,485

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$646	$645	$645	$2,581	$2,580

General & administrative expenses include:
Patent-litigation expenses	$1,815	$1,529	$1,772	$5,657	$5,645

REVENUE MIX BY END MARKET
Communications	21%	18%	21%	18%	21%
Computer	9%	11%	11%	10%	10%
Consumer	37%	36%	34%	37%	35%
Industrial	33%	35%	34%	35%	34%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

		Three Months Ended			Twelve Months Ended
		December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
	RECONCILIATION OF GROSS PROFIT
	GAAP gross profit	$45,805	$49,052	$48,391	$189,570	$183,236
	GAAP gross margin	52.9%	54.4%	53.5%	54.3%	52.8%

	Stock-based compensation included in cost of revenues	231	131	250	879	1,074
	Amortization of acquisition-related intangible assets	646	645	645	2,581	2,580

	Non-GAAP gross profit	$46,682	$49,828	$49,286	$193,030	$186,890
	Non-GAAP gross margin	53.9%	55.3%	54.5%	55.3%	53.8%

	RECONCILIATION OF OPERATING EXPENSES
	GAAP operating expenses	$33,940	$32,177	$33,284	$133,774	$129,170

Less:	Stock-based compensation expense included in operating expenses
	Research and development	1,262	971	1,515	4,784	5,746
	Sales and marketing	962	779	1,054	3,540	3,642
	General and administrative	1,157	699	1,511	5,079	6,023
	Total	3,381	2,449	4,080	13,403	15,411

	Amortization of acquisition-related intangible assets	628	629	1,158	3,190	4,523

	Acquisition expenses	809	-	-	809	-

	Non-GAAP operating expenses	$29,122	$29,099	$28,046	$116,372	$109,236

	RECONCILIATION OF INCOME FROM OPERATIONS
	GAAP income from operations	$11,865	$16,875	$15,107	$55,796	$54,066
	GAAP operating margin	13.7%	18.7%	16.7%	16.0%	15.6%

Add:	Total stock-based compensation	3,612	2,580	4,330	14,282	16,485
	Amortization of acquisition-related intangible assets	1,274	1,274	1,803	5,771	7,103
	Acquisition expenses	809	-	-	809	-

	Non-GAAP income from operations	$17,560	$20,729	$21,240	$76,658	$77,654
	Non-GAAP operating margin	20.3%	23.0%	23.5%	22.0%	22.4%

	RECONCILIATION OF PROVISION (BENEFIT) FOR INCOME TAXES
	GAAP provision (benefit) for income taxes	$(2,307)	$1,145	$(433)	$(2,730)	$(1,839)
	GAAP effective tax rate	-19.1%	6.6%	-2.8%	-4.8%	-3.3%

	Benefit associated with tax settlement	-	-	-	(3,331)	-
	Tax effect of other adjustments to GAAP results	(2,251)	(120)	(1,751)	(3,034)	(5,624)

	Non-GAAP provision (benefit) for income taxes	$(56)	$1,265	$1,318	$3,635	$3,785
	Non-GAAP effective tax rate	-0.3%	6.0%	6.1%	4.7%	4.8%

	RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
	GAAP net income	$14,354	$16,111	$16,037	$59,544	$57,266

	Adjustments to GAAP net income
	Stock-based compensation	3,612	2,580	4,330	14,282	16,485
	Amortization of acquisition-related intangible assets	1,274	1,274	1,803	5,771	7,103
	Acquisition expenses	809	-	-	809	-
	Gain on sale of assets held for sale	-	-	-	-	(497)
	Benefit associated with tax settlement	-	-	-	(3,331)	-
	Tax effect of items excluded from non-GAAP results	(2,251)	(120)	(1,751)	(3,034)	(5,624)

	Non-GAAP net income	$17,798	$19,845	$20,419	$74,041	$74,733

	Average shares outstanding for calculation of non-GAAP income per share (diluted)	30,051	30,757	30,924	30,829	30,420

	Non-GAAP net income per share (diluted)	$0.59	$0.65	$0.66	$2.40	$2.46

	GAAP income per share	$0.48	$0.52	$0.52	$1.93	$1.88

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2014	September 30, 2014	December 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$60,708	$60,720	$92,928
Short-term marketable securities	114,575	153,144	109,179
Accounts receivable	10,186	10,381	12,389
Inventories	64,025	56,958	42,235
Deferred tax assets	39	2,103	2,059
Prepaid expenses and other current assets	16,379	8,773	18,632
Total current assets	265,912	292,079	277,422

PROPERTY AND EQUIPMENT, net	95,823	96,506	90,141
INTANGIBLE ASSETS, net	35,524	36,873	40,334
GOODWILL	80,599	80,599	80,599
DEFERRED TAX ASSETS	11,562	9,472	9,449
OTHER ASSETS	4,243	3,887	3,476
Total assets	$493,663	$519,416	$501,421

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$21,980	$24,777	$20,772
Accrued payroll and related expenses	9,071	8,834	8,900
Taxes payable	2,963	2,753	2,266
Deferred taxes	2,193	1,103	943
Deferred income on sales to distributors	15,223	18,744	15,727
Other accrued liabilities	3,730	2,224	1,810
Total current liabilities	55,160	58,435	50,418

LONG-TERM LIABILITIES
Income taxes payable	743	2,722	6,885
Deferred taxes	4,272	4,397	5,273
Other liabilities	2,812	2,229	2,159
Total liabilities	62,987	67,783	64,735

STOCKHOLDERS' EQUITY:
Common stock	29	29	30
Additional paid-in capital	171,938	203,076	223,660
Accumulated other comprehensive loss	(1,136)	(474)	(470)
Retained earnings	259,845	249,002	213,466
Total stockholders' equity	430,676	451,633	436,686
Total liabilities and stockholders' equity	$493,663	$519,416	$501,421

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2014	September 30, 2014	December 31, 2013	December 31, 2014	December 31, 2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$14,354	$16,111	$16,037	$59,544	$57,266
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	4,035	4,002	4,026	15,884	16,088
Amortization of intangible assets	1,349	1,349	1,878	6,072	7,404
Loss (gain) on disposal of property and equipment	80	11	(148)	250	(131)
Gain on sale of assets held for sale	-	-	-	-	(497)
Stock-based compensation expense	3,612	2,580	4,330	14,282	16,485
Amortization of premium on marketable securities	398	481	317	1,694	789
Deferred income taxes	939	(917)	2,025	157	(2,781)
Increase (decrease) in accounts receivable allowances	(5)	90	-	70	(127)
Excess tax benefit from employee stock plans	-	(224)	(734)	(437)	(734)
Tax benefit associated with employee stock plans	-	451	1,284	815	1,284
Change in operating assets and liabilities:
Accounts receivable	200	5,972	2,712	2,133	(4,936)
Inventories	(7,064)	(5,693)	(1,984)	(21,703)	2,375
Prepaid expenses and other assets	(1,744)	4,655	(3,118)	8,211	(1,523)
Accounts payable	(172)	639	(485)	2,337	2,467
Taxes payable and other accrued liabilities	15	1,486	(1,543)	(3,242)	1,065
Deferred income on sales to distributors	(3,522)	(384)	(1,134)	(505)	4,177
Net cash provided by operating activities	12,475	30,609	23,463	85,562	98,671

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(5,677)	(7,509)	(2,710)	(23,071)	(13,960)
Proceeds from sale of property and equipment	-	-	-	-	36
Proceeds from sale of assets held for sale	-	-	-	-	959
Collections of financing lease and other receivables	-	-	433	-	433
Loan to third party	(6,600)	-	-	(6,600)	-
Other assets	-	(1,261)	-	(1,261)	-
Purchases of marketable securities	-	(20,518)	(13,211)	(45,269)	(109,482)
Proceeds from sales and maturities of marketable securities	38,052	-	5,900	38,052	31,350
Net cash provided by (used in) investing activities	25,775	(29,288)	(9,588)	(38,149)	(90,664)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of common stock	751	3,237	2,601	13,855	30,239
Repurchase of common stock	(35,502)	(19,527)	-	(80,760)	-
Payments of dividends to stockholders	(3,511)	(3,595)	(2,400)	(13,165)	(9,446)
Excess tax benefit from employee stock plans	-	224	734	437	734
Net cash provided by (used in) financing activities	(38,262)	(19,661)	935	(79,633)	21,527

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(12)	(18,340)	14,810	(32,220)	29,534

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	60,720	79,060	78,118	92,928	63,394

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$60,708	$60,720	$92,928	$60,708	$92,928

CONTACT:
Power Integrations, Inc.
Joe Shiffler, 408-414-8528
jshiffler@power.com